UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2022

Main Street Capital Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-33723	41-2230745
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Boulevard, 8th Floor, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   713-350-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MAIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 2, 2022, Main Street Capital Corporation (“Main Street”) held its 2022 annual meeting of stockholders (the “Annual Meeting”). The issued and outstanding shares of stock of Main Street entitled to vote at the Annual Meeting consisted of the 71,692,446 shares of common stock outstanding on the record date, March 1, 2022. The common stockholders of Main Street voted on seven matters at the Annual Meeting. The final voting results from the Annual Meeting are as follows:

(1)	A proposal to elect each of the members of Main Street’s Board of Directors for a term of one year:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
J. Kevin Griffin	20,496,673	907,955	270,662	26,366,837
John E. Jackson	20,492,266	914,758	268,262	26,366,841
Brian E. Lane	20,457,130	952,636	265,526	26,366,835
Kay Matthews	21,097,596	329,889	247,804	26,366,838
Dunia A. Shive	20,504,511	904,880	265,897	26,366,839
Stephen B. Solcher	20,953,495	447,556	274,240	26,366,836
Vincent D. Foster	20,404,033	1,002,386	268,872	26,366,836
Dwayne L. Hyzak	21,109,703	289,859	275,725	26,366,840

As previously disclosed, in connection with Arthur French’s departure from the Board, the size of the Board was reduced from nine to eight directors effective as of the date of the Annual Meeting.

(2)	A proposal to permit Main Street to increase the maximum amount of leverage that it is currently permitted to incur by reducing the asset coverage requirement applicable to Main Street from 200% to 150%, to become effective the first day after the Annual Meeting:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,632,380	1,567,764	475,129	26,366,854
(3)	A proposal to approve Main Street’s 2022 Equity and Incentive Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,031,303	1,928,259	715,716	26,366,849
(4)	A proposal to approve Main Street’s 2022 Non-Employee Director Restricted Stock Plan:

Votes For	Votes Against	Abstentions	Broker Non-Votes
19,501,987	1,504,339	668,949	26,366,852

(5)	A proposal to ratify the appointment of Grant Thornton LLP as Main Street’s independent registered public accounting firm for the year ending December 31, 2022:

Votes For	Votes Against	Abstentions
47,064,231	555,020	422,876
(6)	A proposal to approve, on an advisory basis, the compensation of Main Street’s named executive officers:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,126,080	2,814,990	734,203	26,366,854
(7)	A proposal to approve an amendment to Main Street’s Articles of Amendment and Restatement to allow stockholders to amend Main Street’s bylaws by a majority vote of the outstanding shares entitled to be cast on the matter:

Votes For	Votes Against	Abstentions	Broker Non-Votes
20,625,802	654,168	395,318	26,366,839

Item 8.01	Other Events.

On May 3, 2022, the Registrant issued two press releases. Copies of such press releases are attached hereto as Exhibits 99.1 and 99.2 and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated May 3, 2022
99.2	Press release dated May 3, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Main Street Capital Corporation

Date: May 3, 2022	By:	/s/ Jason B. Beauvais
Name: Jason B. Beauvais
Title: General Counsel